John Hayden Senior Vice President, Controller and Investor Relations Thriving in Challenging Times Reinsurance Group of America, Incorporated | Wednesday, March 14, 2012 Exhibit 99.1

Safe Harbor
Thriving in Challenging Times
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the earnings, revenues, income or loss, future financial performance and growth potential of Reinsurance Group of America,
Incorporated and its subsidiaries (which we refer to in the following paragraphs as "we," "us" or "our").  The words "intend," "expect," "project," "estimate,"
"predict," "anticipate," "should," "believe," and other similar expressions also are intended to identify forward-looking statements.  Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results, performance and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.
Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on our liquidity, access to capital, and cost of capital, (2) the impairment of other financial institutions and its effect on our business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to our collateral arrangements, (4) the fact that the determination of allowances and impairments taken on our investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation, or claims experience, (6) changes in our financial strength and credit ratings and the effect of such changes on our future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in our current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of our investment securities or result in the impairment of all or a portion of the value of certain of our investment securities, (11) market or economic conditions that adversely affect our ability to make timely sales of investment securities, (12) risks inherent in our risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources, and accurate information relating to settlements, awards, and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which we operate, including ongoing uncertainties regarding the amount of United States sovereign debt and the credit ratings thereof, (17) competitive factors and competitors' responses to our initiatives, (18) the success of our clients, (19) successful execution of our entry into new markets, (20) successful development and introduction of new products and distribution opportunities,
(21) our ability to successfully integrate and operate reinsurance business that we acquire, (22) action by regulators who have authority over our reinsurance operations in the jurisdictions in which we operate, (23) our dependence on third parties, including those insurance companies and reinsurers to which we cede some reinsurance, third-party investment managers, and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics, or pandemics anywhere in the world where we or our clients do business, (25) changes in laws, regulations, and accounting standards applicable to us, our subsidiaries, or our business, (26) the effect of our status as an insurance holding company and regulatory restrictions on our ability to pay principal and interest on our debt obligations, and (27) other risks and uncertainties described in this document and in our other filings with the Securities and Exchange Commission.
Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission.  These forward-looking statements speak only as of the date on which they are made.  We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future.  We qualify all of our forward-looking statements by these cautionary statements.  For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to review the risk factors in our most recent Form 10-K.

Capital Allocation
Effective in 1Q 2006, the Company changed its capital allocation methodology from a regulatory-based approach to an economic-based approach. To enhance comparability, all prior period segment results in this presentation have been adjusted to reflect the new methodology.  This change in capital allocation does not affect the Company’s reported consolidated financial results.
RGA uses a non-GAAP financial measure called “operating income” as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs.  Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations because that measure excludes the effect of net realized capital gains and losses, changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items tend to be highly variable primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of our underlying businesses.  Additionally, operating income excludes any net gain or loss from discontinued operations, which management believes is not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income.
Additionally, the Company evaluates its stockholder equity position excluding the impact of “Other Comprehensive Income”.
This is also considered a non-GAAP measure. The Company believes it is important to evaluate its stockholders’ equity position to exclude the effect of Other Comprehensive Income since the net unrealized gains or losses included in Other Comprehensive
Income primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Reconciliations of non-GAAP measures to the nearest GAAP measures are provided at the end of this presentation.
Non-GAAP Measures

20-Minute Break
Global Acquisitions Scott Cochran, Executive Vice President, Global Acquisitions and Financial Solutions
Investments David Fischer, Senior Vice President and Chief Investment Officer
Financial Overview Jack Lay, Senior Executive Vice President and Chief Financial Officer
Closing Remarks A. Greig Woodring, President, Chief Executive Officer, and Director
Q&A Session
4
Opening Remarks John Hayden, Senior Vice President, Controller and Investor Relations
Overview A. Greig Woodring, President, Chief Executive Officer, and Director
U.S. Traditional Markets Anna Manning, Executive Vice President and Head of U.S. Markets
Non-traditional Markets John Laughlin, Executive Vice President, Global Financial Solutions
International Markets Allan O’Bryant, Executive Vice President, Head of International Markets and Operations
Agenda

A. Greig Woodring President and Chief Executive Officer Thriving in Challenging Times RGA 2012 Investor Day Reinsurance Group of America, Incorporated | Wednesday, March 14, 2012

Strategic Overview

Thriving in Challenging Times
Signature Strengths
• Deep technical expertise
• Organizational focus on
establishing and
maintaining strong,
multilayered, long- term
customer relationships
• Collaborative
organization that
leverages knowledge
and skills across
products and
geographies
• Abundance of high-
quality data and strong
analysis capabilities
• Innovation
Compelling
Competitive  Position
• Global footprint with
substantial market share
in key markets
• Preferred partner with high
customer satisfaction
• Diversified revenue
streams by geography and
product
• Experienced executive
management team
Opportunity
• Interest rates
• Equity markets
• Regulations/ Accounting
• Capital
• Growth
• Expected growth rates of
7-10% for 2012- 2014
• Extraordinary
environment
• Ability to thrive in
challenging times

RGA is Different than Most Insurance Investment Opportunities

RGA: an opportunity to diversify within the insurance space
Different risk profile, focus and approach
Lower asset leverage
Lower equity and interest rate sensitivity
Mortality focus – more predictable
Higher ROE
Built-in, long-term, high-quality earnings
Generally, better performance during difficult economic times
Thriving in Challenging Times

8 RGA Canada – Financial Results and Projections *Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. Thriving in Challenging Times ($ Millions)

9 Canada Individual Life Market Source: Munich American / Society of Actuaries Reinsurance Surveys Life cession rates expected to decline Thriving in Challenging Times

Thriving in Challenging Times 10 RGA Canada – NMG Study Source: NMG Consulting Business Capability Index – Momentum – 2011 (All Respondents)

RGA Canada – NMG Study 11 Value Competitiveness – Likelihood to Recommend (All Respondents) Thriving in Challenging Times Value Competitiveness – Promoters/Detractors Source: NMG Consulting

RGA Canada

Strengths
• In force has substantial
embedded value
• Facultative underwriting
expertise
• Strong client relationships at
all levels
• Service all companies
• Quality and experience of
staff across all product lines
Opportunities
• Expected growth rates of
8-9% premium; bottom-line
10-12%
• Sustain leadership in
shrinking mortality market
• Continue momentum in
Group market
• Grow by diversification into
new lines of business
• Living Benefits
• Critical illness
• Individual disability
• Longevity
• Large capital-motivated
transactions
Thriving in Challenging Times

RGA 2012 Investor Day

Key Messages
• Leading global presence
• High levels of expertise and collaboration
• Challenging environment that is creating opportunities
•
Principal focus on client relationships
Thriving in Challenging Times
Proven ability to thrive in challenging times

Anna Manning Executive Vice President and Head of U.S. Markets U.S. Traditional Reinsurance Group of America, Incorporated | Wednesday, March 14, 2012

U.S. Traditional
Strong Client Focus Key to Stability and Growth
Long-term focus on clients enables stable results
Consistent approach to market
Pricing discipline
Leader in client satisfaction
Innovation and continuous improvement leading to
differentiated products and services valued by clients
Collaboration across product lines, functions, and
geographies to understand and meet client needs most
effectively and efficiently

U.S. Traditional

Product Line Distribution

Product line diversification
U.S. Traditional
*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
88%
4%
8%
Net Premiums
Traditional Full Year 2011
Individual Life LTC Group
U.S.
88%
7%
5%
Pre Tax Operating Income*
U.S. Traditional Full Year 2011
-

*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
Steady financial performance
U.S. Traditional
Financial Results and Projections
$2,647
$2,868
$3,093
$3,314
$3,776
$3,979
$4,246
$4,415
$4,622
17
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
2006 2007 2008 2009 2010 2011 2012 2013 2014
*
Individual Life Group LTC Pre-Tax Operating Income*
Projection
Actual

18 Difference between Total Claims and Linear Trend U.S. Individual Mortality Monthly Weekly Quarterly Annually U.S. Traditional

U.S. Individual Life Market
Source: Munich American / Society of Actuaries Reinsurance Surveys
Life cession rates continue to decline
U.S. Traditional
$ Billions
12%
11%
16%
15%
22%
23%
24%
20%
22%
26%
0%
5%
10%
15%
20%
25%
30%
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Amount Reinsured Amount Retained RGA Share
59% 57% 48% 41% 37% 36% 60% 35% 31% 62%

Source: Munich American / Society of Actuaries Reinsurance Surveys

Leading market share
U.S. Individual Life Reinsurance Market Share
3%
3%
3%
4%
7%
6%
5%
7%
9%
11%
13%
12%
15%
16%
16%
13%
26%
25%
22%
18%
12%
14%
19%
19%
14%
22%
11%
4%
57%
9%
6%
56%
8%
12%
52%
9%
11%
38%
10%
7%
40%
12%
10%
34%
12%
13%
38%
15%
12%
32%
20%
11%
23%
21%
9%
17%
21%
8%
17%
18%
14%
15%
15%
12%
18%
$ Billions
U.S. Traditional

U.S. Traditional – Consistent Approach to Market
We Deliver

U.S. Traditional
Fair and
Consistent
Pricing
Client
Focus
Value -added
Services
Technical
Risk
Expertise
Leading to long-term client partnerships
Industry-leading facultative services
Data-driven analytic insights
Leading industry research
Innovative thinking
Leading client satisfaction

Leading Client Satisfaction – Flaspöhler Results

Source: 2011 Flaspöhler Cedent Survey (Life -- North America)
RGA #1 in client perception
Factor Ordinal Rank
Medical Underwriting Capabilities #1
Financial Value #1
Financial Security #3
Strong Client Orientation #1
Leading Expertise & Market Knowledge #1
Leading Actuarial Product Development Expertise #1
Timely Service #1
High-Quality Risk Management Service #1
Effective Training Courses & Seminars #1
Strong Claims-Handling Ability #1
U.S. Traditional

Leading Client Satisfaction – Flaspöhler Net Promoter Score

Measures How Likely Client is to Recommend Reinsurer
Source: 2011 Flaspöhler Cedent Survey (Life -- North America)
U.S. Traditional
A strong indicator of future growth

Mortality – Facultative Leadership

Key differentiator providing competitive advantage
U.S. Traditional
Client Support
• Facultative
call desk
• Year-end and
high-volume
resource
support
Expertise
• Impaired risk
expertise
• Client
education
programs
• Webcasts
Consistency
• Consistency
of offers
• Time service
• Experienced
staff
Technology
• Electronic
underwriting
tools and
programs
• Electronic
facultative
submission
program

Data-Driven Research at RGA

U.S. Traditional
Leader in research
•
• Analytical expertise
• Life insurance business knowledge
External Research
• Reinsurance pricing
• Facultative underwriting
• Underwriting rules development
• Product development
• Client education/ training seminars
Competitive Advantage
•
•
Internal Data
Largest “clean” database of automatic and facultative life reinsurance business
Dedicated research and development team
Strong partnerships with industry groups and third-party data providers
e-

Innovation at RGA – Recent Recognition A.M. Best Innovators Showcase, January 2012 26 U.S. Traditional

U.S. Group Reinsurance Market
Leader in U.S. group reinsurance market

Sources: LIMRA, CDC, NMG, Internal Adjustments and Estimates
$ Millions
U.S. Traditional
Estimated Premiums and Market Share
20% 18%
8%
$ Millions

U.S. Group Reinsurance

U.S. Traditional
Focus on employee benefit market
RGA Premium by Risk
RGA Premium by Distribution Method
Healthcare Reinsurance Morbidity risk transfer products
Life, Accident and
Disability Reinsurance
Mortality risk transfer products
Ancillary A&H products
Long-term and short-term disability products
2011 Premium
$339 Million
Disability
13%
Healthcare
51%
Life and
Accident
36%
Broker
74%
Direct
26%
Employers Insurers RGA
Retrocessionaires
Employers offer
Life, AD&D,
LTD,
Medical Benefits
Benefits are
insured with
insurance
companies and
health providers
Reinsures benefits
via excess of loss
or quota share
RGA may choose to
reinsure a portion
of its assumed risk
on either a treaty or
facultative basis

U.S. Group Reinsurance – Approach to Market
Reporting systems allow
real-time access to treaty
level performance – a
crucial element in
managing annually
renewable contracts
Short-term contracts require us to
continually sell and differentiate
29
U.S. Traditional
Portfolio of services provides differentiation and competitive advantage
Financial
Monitoring
Fair and
Consistent
Pricing
Value Added
Services
We Deliver
Income Statements
by Contract
Market Research
Claims Advisory Services
Actuarial and Risk
Management
Underwriting and Product
Development
Market leadership in value
added services
Strong risk management
programs
Innovative thinking
Long-term client partnerships

Established in 2007 to focus on individual living benefit-style products
Primary focus has been on new business opportunities, not
in-force blocks
Limited competition
No drag from low or unprofitable legacy business
30
Overview
U.S. Long Term Care
U.S. Traditional

U.S. Long Term Care – Approach to Market

U.S. Traditional
Detailed risk analysis
and product modeling
Cost-effective risk
management programs
Underwriting and claims
expertise
Disciplined pricing
We Deliver
Alignment of
Interests with Our
Clients
Experienced
Staff
Financial
Monitoring
Technical
Risk
Expertise
Disciplined and measured approach

Competitive advantages from key differentiators
Leading market share
Deep technical expertise
Strong, long-term client relationships
Large, stable, high-quality earnings engine
Quality and experience of staff
U.S. Traditional Summary

U.S. Traditional

John Laughlin Executive Vice President Global Financial Solutions Global Financial Solutions Reinsurance Group of America, Incorporated | Wednesday, March 14, 2012

Global Financial Solutions
Global capital and risk solutions
• Financial Reinsurance
• Asset Intensive Reinsurance
• Longevity Reinsurance
Lines of Business
• Provide tailored capital and risk solutions to clients
• Generate high-return business
• Provide diversified income streams
• Leverage expertise across global markets
Objectives
Global Financial Solutions

Global Financial Solutions
Global Financial Solutions
Environment Trend Opportunity
Volatile economic
conditions
Increased regulation
Increased capital
requirements
Accounting changes
Demographic changes
Increased demand for
efficient capital and risk
management
Increased management
of interest rate,
distintermediation,
default risks
Consumer demand for
Protection
Guarantees
Stability
Provide expertise,
capital, risk-sharing
Asset Intensive
coinsurance
Embedded value
transactions
Financially motivated
reinsurance

Keys to Success
Global Financial Solutions
• Consistent growth in profits
• High-return business
• Industry credibility with
clients, regulators
• Longest client relationships
• Financial Reinsurance – 19
years
• Asset Intensive – 15 years
We Deliver
Strong RGA
history, rating,
capital
Risk
Management
Strong analytical
and structuring
expertise;
conservative
approach to risk
assessment
Brand
Experience
Seasoned group, dedicated
to line of business,
innovation across markets

Financial Reinsurance
*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
Strengths
• Steady growth in Operating Income
• Successful expansion into
international markets
Results
($ Millions)
Actual Projection
Pre-tax Operating Income*
Superior strengths lead to outstanding results
• Pioneers in this business
• Strong analytical, regulatory,
structuring expertise
• Large client base; long,
established client contacts
• Industry credibility with clients
and regulators
• Global expansion allows further
financial reinsurance growth

Financial Reinsurance – Summary
Global Financial Solutions
• Health & Group
• XXX/AXXX
Current State
• Established expertise
• Leading presence in
U.S., Japan
• Pressure on efficient
capital management
Strategies
• Expand strategic
accounts in
developed markets:
U.S., Japan, Canada
• Deploy RGA
developed expertise
in targeted markets:
U.K., Australia,
Germany, France,
Taiwan
Expected Results
• 15-20% intermediate-
term growth in
operating income

Asset Intensive Reinsurance
Global Financial Solutions
Characteristics
Doesn’t require distribution force or substantial fixed
administration expenses
Complements large mortality base
Defined appetite for amount of business allows selective
participation in best opportunities
Valuable review partner to clients
Flexibility as products/markets/economic factors change
Optimally positioned to deliver profitable growth

Asset Intensive Reinsurance
($ Millions)
($ Billions)
*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
• Strong RGA brand; history,
rating, capital
• Client contacts and
relationships
• Analytical and Risk
Management expertise
• Well-positioned to support
broad range of products/risks
• Capital
• Expertise
• Risk Management
Strengths
0
10
20
30
40
50
60
70
80
90
100
2007 2008 2009 2010 2011 2012 2013 2014
Pre-tax Operating Income*
EIA VA FA/BOLI Other
Actual
Projection
0
2
4
6
8
10
12
14
16
2007 2008 2009 2010 2011 2012 2013 2014
Account Value Reinsured
EIA VA FA/BOLI Other
Actual
Projection

Asset Intensive Reinsurance
Estimated Interest Rate and Equity Impacts on Pre-tax Operating Income
Global Financial Solutions
Manageable interest rate and equity sensitivities
-50bps
+50bps
+10% -10%
7.6
-7.9
0.6
-0.9
-10
-8
-6
-4
-2
0
2
4
6
8
10
Interest Rates
Fixed Indexed Annuity Variable Annuity Fixed Annuity/Other
2.7
-2.7
5.3
-6
-10
-8
-6
-4
-2
0
2
4
6
8
10
S&P 500 Index
Fixed Indexed Annuity Variable Annuity
Fixed Annuity/Other

Asset Intensive Reinsurance – Summary
Global Financial Solutions
Current State
• Established business
in U.S.
• Strong pricing and
risk management
skills
• Ability to review and
support all investment
products
Strategies
• Reinsure products in
favorable
environments
• Target well-designed
products from quality
direct writers
• Expand in
established markets:
U.S., Japan, Australia
• Deploy resources into
new markets: U.K.,
Germany, France,
Hong Kong
Expected Results
• 10-20% intermediate-
term growth in
operating income
• Balanced portfolio of
income and risks

Longevity
($ Millions)
Pre-tax Operating Income*
*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
0
5
10
15
20
25
30
35
40
2008 2009 2010 2011 2012 2013 2014
• Effective hedge to large
mortality position
• Analytical and Risk
Management expertise
• Strong client contacts
• Demand for reinsurance
exceeds supply
• Defined appetite for amount
of business in each market
Strengths
• Relatively new line of business
• Significant, diversified income
stream
• Primarily U.K., Canada
Results
Actual
Projection

Longevity – Summary
Global Financial Solutions
Current State
• Solid expertise
• Strong current and
projected demand
• Organic profits on in-
force business
Strategies
• Expansion into
targeted markets:
U.S., Netherlands
• Continued
production, profits in
established markets
• Combination with
Asset Intensive
solutions
Expected Results
• 10-20% intermediate-
term growth in
operating income

Allan O’Bryant Executive Vice President Head of International Markets and Operations International Markets and Operations Reinsurance Group of America, Incorporated | Wednesday, March 14, 2012

46 International Growth 34% of net premiums derived from outside North America International Markets and Operations Serve clients in 70+ countries from 25 countries around the world

International Presence

Overview of RGA’s Individual Business
International Markets and Operations
Individual premiums expected to increase
($ Millions)
28%
27%
26%
27%
29%
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2007 2008 2009 2010
2011
US
Canada
International

International Presence 48 Overview of RGA’s Group Business International Markets and Operations Continued opportunities for growth ($ Millions)

($ Millions)
International Markets and Operations
Asia Pacific Operations
49
*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
865
1,001 999
1,139
1,304
1,380
1,550
1,730
0
10
20
30
40
50
60
70
80
90
100
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2007 2008 2009 2010 2011 2012 2013 2014
Asia Pacific Operations
Net Premiums Pre-tax Operating Income*
• Recognized market leader,
based on NMG survey
• Product development key
to growth in Southeast
Asia
• Adverse Australian
disability experience in
2011
• Increased focus on
financial and asset-based
transactions in Japan
• Established presence in
China, with representative
office  operating in Beijing
Overview
Actual Projection

Asia Pacific Operations

International Markets and Operations
Market
2011
Net Premiums
($ Millions)
2010/2011
Annual Premium
Growth
5-year CAGR
2010/2011
Fee Income
Growth
Australia/New Zealand 746.2 26% 19% -
Japan 183.5 -12% 11% 19%
South Korea 177.1 6% 1% -100%
Hong Kong & Southeast Asia 125.5 18% 15% -
Taiwan 70.3 12% 13% 62%
China 1.9 6% 57% -
Total 1,304.5

Asia Pacific Operations - Emerging Opportunities

International Markets and Operations
Risk products are being increasingly featured
Financial reinsurance demand is high
Generally more favorable tax, capital and regulatory regimes encourage growth
Economics and demographics support growth
Growth of medical insurance
Anticipate significant growth opportunities in China after licensing

Actual Projection ($ Millions) *Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation. 52 International Markets and Operations Europe & South Africa Operations

Europe & South Africa Operations

International Markets and Operations
Market
2011
Net Premiums
($ millions)
2010/2011
Annual Premium
Growth
5-year CAGR
2010/2011
Fee Income
Growth
U.K. 755.5 20% 33% 100%
South Africa 112.1 37% 33% 80%
Italy 87.4 290% 372% -
Spain 59.7 17% 35% 50%
India 55.2 55% 43% -
France 50.4 7% 5040% 62%
Latin America 29.4 9% 35% -
Middle East 25.0 169% - -
Netherlands 9.0 27% 50% -
Germany 6.3 80% - -
CEE 4.8 60% 240% -
Total 1,194.5

Europe & South Africa Operations - Emerging Opportunities

International Markets and Operations
Solvency II forcing companies to reassess their risks and consider capital-efficient transactions
Increased focus on risk management encourages life assurers to specialize in key products
Financial and banking crisis is forcing bank assurers to create free capital through product restructures and financial transactions
Demographics are creating an opportunity for annuities and long-
term care products
Changes in client distribution channels offer new product
development opportunities

International Markets and Operations
International Operations - Asia Pacific, Europe & South Africa
*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
• International operations
play a substantial and
growing role in RGA’s
worldwide business,
now 34% of premiums
• Developing significant
expertise and
economies of scale
within these operations
• Increasing penetration of
multinational and local
insurers in key
international markets
• Significant opportunities
in China and India
Overview
($ Millions)
Actual
Projection
International Operations

Market Size
Individual Business Estimated to December 31, 2011

Estimated
Source: NMG Consulting, Life & Health Reinsurance Segment Update 2011
*NMG Life & Health Reinsurance Programme 2010 South Africa – Total Market
**NMG Life & Health Reinsurance Programme 2010-2011 South Korea – Total Market
Country
Market
Size
(in $ millions)
Currency
RGA Market
Share (%)
Australia/New
Zealand
210 USD 26%
CEE
3 EURO 11%
China n/a
France 62 EURO 8%
Germany /
Austria
74 EURO 1%
Hong Kong 27 USD 21%
India 42 USD 34%
Indonesia 8 USD 10%
Italy 15 EURO 20%
Japan
71 USD 22%
Country
Market
Size
(in  $ millions)
Currency
RGA
Market
Share (%)
Malaysia
29 USD 28%
Mexico
58 USD 10%
Middle East
4 USD 12%
Netherlands
25 EURO 14%
Singapore
34 USD 23%
South Africa*
110 USD 19%
South Korea**
72 USD 11%
Spain
173 EURO 20%
Taiwan
25 USD 22%
Thailand
12 USD 34%
U.K. & Ireland
396 GBP 23%
International Markets and Operations

Market Size
Group Business Estimated to December 31, 2011

Market
Market Size
(in $ millions)
Currency
RGA Market
Share (%)
Australia/New
Zealand
1,049 USD 36%
CEE 7 EURO 12%
China
n/a
France/Belgium 241 EURO 8%
Germany/Austria 38 EURO 0%
Hong Kong 35 USD 13%
India 17 USD 40%
Indonesia 2 USD 0%
Italy 193 EURO 8%
Japan 7 USD 0%
Malaysia 14 USD 8%
Market
Market
Size
(in $ millions)
Currency
RGA
Market
Share (%)
Mexico 127 USD 10%
Middle East 233 USD 10%
Netherlands 28 EURO 7%
Singapore 12 USD 2%
South Africa* 178 USD 8%
South Korea** 27 USD 59%
Spain 238 EURO 23%
Taiwan 4 USD 0%
Thailand 9 USD 0%
U.K./Ireland 101 GBP 8%
Source: NMG Consulting, Life & Health Reinsurance Segment Update 2011
*NMG Life & Health Reinsurance Programme 2010 South Africa – Total Market
**NMG Life & Health Reinsurance Programme 2010-2011 South Korea – Total Market
International Markets and Operations

Looking Forward
Growth Factors for Success

International Markets and Operations
RGA Framework
Technical expertise tailored to clients’
needs
Deep, long-term multinational client
relationships
Teams of experts to leverage expertise
worldwide
Proprietary data collection and
analysis
Long-term Growth

• Over 150,000 facultative cases reviewed in 2011
• Global Underwriting Manual (GUM) ranked most preferred manual in 2011
• Client seminars and process reviews
• Longer Life Foundation partnership
Underwriting Excellence
• Ongoing, multi-level, flexible learning framework
• Face-to-face interactive learning facilitated by trained RGA associates
• 82 modules in 3 streams -- Fundamentals, Intermediate and Advanced
• Packaged according to client need
• Available to treaty clients globally
• Supported by the innovative GULF
Stream
educational video series
Global Underwriting Learning Framework (GULF)
• Cutting-edge, automated e-underwriting solutions
• Adapted to four client needs, from simplified rules hosted on RGA’s network to complicated multinational rules hosted by clients
• Automated underwriting of impaired annuities in the U.K. allowed significant increase in market share
• Used by 28 customers in 12 countries in 6 languages; developing rules in other languages
• Over 2 million cases underwritten annually
AURA
®
e-Underwriting Solutions
Technical Expertise Tailored to Clients’ Needs

International Markets and Operations

Deep, Long-Term Multinational Client Relationships
International Markets and Operations
Dedicated Teams
Deep, Multilayered, Long-term Relationships
Comprehensive Understanding
Enhance working relationships at global and regional level
Complement strong local relationships
Ensures RGA associates understand the objectives and needs of their counterparts at the client company
Provides effective feedback mechanisms, continually improves the value
RGA brings to such clients to maintain trust and remain a valued long-term global partner
Oversees global relationships
Offers world-class support and solutions at the global, regional or local level

Teams of Experts Leverage Expertise Worldwide
International Support Successes

Annuities
Annuities
Group
Group
Financial
Reinsurance
Financial
Reinsurance
Product
Development
Product
Development
Research and
Development
Research and
Development
Operational Leadership to Local Business Units
Underwriting/
Medical
Underwriting/
Medical
Pricing
Pricing
Claims
Claims
International Markets and Operations

Proprietary Data Collection and Analysis

International Markets and Operations
RGA’s research and development teams work with local experts
Provide support to clients
Market and industry research and analysis including regulatory, distribution and other trending reviews
Product development
Biometric experience analysis
Benchmarking
Surveys
Strategic and Technical Expertise
Market and Industry Research and Analysis
Services Provided

Thriving in Challenging Times RGA 2012 Investor Day Reinsurance Group of America, Incorporated | Wednesday, March 14, 2012

Scott Cochran Executive Vice President Global Acquisitions and Financial Solutions Global Acquisitions Reinsurance Group of America, Incorporated | Wednesday, March 14, 2012

Expanding a capability to better serve clients and shareholders RGA Global Acquisitions Global Acquisitions

Launched in 2011, with objective to deploy capital in
attractive, closed-block opportunities
Significant opportunities exist in numerous markets that
RGA already serves
Natural extension of RGA’s strengths and capabilities
Considerable variation in competitive offerings by market
Building our reputation as a creative, fair and reliable
partner for in-force transactions
Overview

Global Acquisitions
Another approach to better serve RGA clients and shareholders

Building on a Strong Existing Platform

Evolving Capabilities
Building acquisition-oriented team and focus
Adding direct policy administration solutions
Extending brand to include acquisitions
Global Acquisitions
+
Existing Strengths
Solid global brand
Strong customer relationships
Underwriting and actuarial strengths
Capital management solutions
Customized reinsurance solutions
Geographic reach
Diverse product offerings
Reinsurance platform

Block Re Block Acquisition
Partnered
Acquisitions
Solution Description
Reinsure in-force
block
Block Re, with transfer
of direct policy
administration
Supporting an
acquirer in their M&A
pursuits
Client Benefits
Monetize future profits
Risk and capital relief
Divest line of business, and in some
situations, retire legacy administrative
platforms
Refocus management time and reduce
pressure on other resources
Leverage RGA’s historical capabilities
(e.g., risk, product and capital
management insights)
Acquisition Approaches

Global Acquisitions
Customized solutions that transition insurance risks to RGA

Market Outlook

Global Acquisitions
Outlook is favorable due in large part to market disruptions
Strategic refocus
European
uncertainties
Regulatory changes
such as Solvency II
and Basel III
Accounting changes
High primary growth
rates in Asia, low in
U.S.
Low stock valuations
Historical price
expectations
Low interest rates
Competitive
landscape
Favorable Trends
Neutral Trends
Unfavorable Trends

Customer relationships, both at local and global levels
Entrepreneurial culture
Global perspective with local skills
Capital management
Brand / reputation
Pricing discipline
Reinsurance structuring options
Deep insurance risk expertise
Existing scalable back office
RGA Differentiators

Global Acquisitions
Competitive positioning varies by market and opportunity

Continually deploying capital via in-force acquisitions
Transactions priced to be accretive
Expect to achieve ultimate run rate within 2-3 years, with material near-term financial contributions
Transactions irregular in size and frequency…challenging to predict
Product and market interests consistent with RGA’s existing business
Develop and sustain the reputation of being a creative, fair and reliable partner for in-force transactions
Acquisition Goals

Global Acquisitions
Building a sustainable value-adding capability

Investments David Fischer Senior Vice President and Chief Investment Officer Reinsurance Group of America, Incorporated | Wednesday, March 14, 2012

RGA Investments: Mission 73 Investments

RGA Investments: Mission
Investments
Create Optimal Portfolios
Balance Different Needs
Growing investment income
Achieving total return objectives
Ensuring balance sheet safety
Designed for liability matching and return goals
Tailored for the market environment
Meeting all constraints

Risk Management Principles

Investments
Investment Policies
Culture
Risk budgets
Diversification requirements and limits
Interest rate and currency matching
Four “Cs” of credit: capital, cash flow, collateral,
character
Monitor portfolio on total return basis
Is there “Margin of Safety”?

ALM starts with a clearly defined investment mandate for
each portfolio, i.e., duration, convexity and gross yield targets
Rely on expanded metrics for asset intensive deals such as
key rate durations, as well as credit and asset class splits
Short-term and long-term profitability analysis prepared to
show how profitability of blocks react to changes in the
economic environment
Risk is measured using regulatory and economic frameworks
RGA  Asset Liability Management

Investments

Portfolio Overview 77 Investments

Note: Includes Asset-Intensive Funds Withheld assets
Excludes Policy Loans & Other Funds Withheld assets
Allocation by Asset Class
Investments
Asset Class
December 31, 2011
Market Value
($ Millions)
%
U.S. Government Bonds $439,215 1.9%
Foreign Government Bonds 769,213 3.3%
Agency, Provincial & Other Government Bonds 6,482,346 27.8%
Investment-grade Corporate Bonds 8,109,866 34.7%
High-yield Corporate Bonds & Bank Loans 640,784 2.7%
Private Placements 941,785 4.0%
Commercial Mortgage Loans 1,162,130 5.0%
MBS & CMOs 1,592,313 6.8%
ABS 896,688 3.8%
CMBS 1,571,906 6.7%
Other 751,514 3.2%
Total Market Value $23,357,760 100%
Total Book Value $20,614,187
Market to Book % 1.13%

Ratings
December 31, 2011
Market Value
($ Millions)
%
AAA-AA $10,242,710 43.9%
A 5,872,729 25.1%
BBB 4,778,075 20.5%
< BBB 981,033 4.2%
Not Rated* 357,022 1.5%
Equities & CML** 1,126,191 4.8%
Total $23,357,760 100%
*  Includes Derivatives & Mutual Funds
** Excludes Credit Tenant Loans, as most are rated by NRSRO and included in ratings above
Allocation by Rating
Investments

Note: Includes Asset-Intensive Funds Withheld assets
Excludes Policy Loans & Other Funds Withheld assets
Asset Allocation by Currency
(in U.S. $ equivalents)
Investments
80
Currency
December 31, 2011
Market Value
($ Millions)
%
USD $16,235,100 69.5%
CAD 4,654,554 19.9%
AUD 1,056,065 4.5%
GBP 444,096 1.9%
EUR 234,551 1.0%
Other 733,395 3.1%
Total $23,357,760 100%
CAD  19.9%
AUD  4.5%
GBP  1.9%
EUR  1.0%
Other  3.1%
USD 69.5%

Current Heightened Focus 81 Investments

RGA Earned Yield History & Projections
Assumes $525 million of net new premiums; cash coupon is equal to the beginning of period book yield and 19%
turnover (maturities, calls, paydowns and sales). New money (maturities, calls and paydowns) is assumed to be invested at 4.1%. Securities sold are assumed to be invested at the mid-point between the beginning book yield and
4.1%. All reinvestments are assumed to be invested in the middle of each year.
Investments
82
Quarterly Investment Yield and Projection
Actual
4.75% Reinvest Rate
4.25% Reinvest Rate
3.75% Reinvest Rate
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%

RGA After-tax EPS Impact of Low Investment Yields Investments 83 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 2012 2013 2014 2015 2016 2017 After-tax EPS Impact

Exposure to Europe and Periphery
Country Definition:  Issue  Country
(without Funds Withheld)
Investments
84
Market Value ($ Millions) Total
Greece Italy Ireland Portugal Spain Market Value Book Value
Financials $- $- $4,397 $- $20,378 $24,774 $29,650
Industrials - 2,809 8,342 - 33,137 44,288 44,857
Utilities - - 4,807 - - 4,807 4,974
Sovereign - - - - - - -
Supranationals/ Agencies - - - - - - -
Total $0 $2,809 $17,546 $0 $53,515 $73,869 $79,480
Market Value ($ Millions) Total
GIIPS U.K. France Germany Other Europe Market Value Book Value
Financials $24,774 $120,558 $80,346 $10,446 $172,958 $409,082 $433,712
Industrials 44,288 158,965 79,437 65,841 179,133 527,664 484,910
Utilities 4,807 68,789 5,842 379 36,392 116,209 109,439
Sovereign - 142,009 4,266 73,869 9,852 229,996 216,223
Supranationals/ Agencies - 8,238 19,570 31,872 63,256 122,936 118,289
Total $73,869 $498,559 $189,461 $182,407 $461,591 $1,405,887 $1,362,572
Exposure to Greece, Italy, Ireland, Portugal and Spain (GIIPS) as of December 31, 2011
Exposure to European Based Institutions as of December 31, 2011

$1.004 billion balance outstanding, as of December 31, 2011
218 loans, $4.6 million average loan size
5.74% average coupon
Average DSCR* 1.71x
Average LTV 59%
+90 Delinquent 145bp
*  Debt Service Coverage Ratio
Excludes Asset-Intensive Funds Withheld CMLs
Commercial Real Estate –
Direct Commercial Loan Portfolio
Investments
85
LTV
Debt Service Coverage Ratios
Total
>1.2x 1.0-1.2x <1.0x
<65% 57.9% 4.2% 2.2% 64.3%
65-75% 11.9% 3.9% 2.1% 17.9%
76-80% 2.7% 0.7% 1.3% 4.7%
>80% 4.2% 4.9% 4.0% 13.1%
Total 76.7% 13.7% 9.6% 100%

Commercial Real Estate - CMBS
Investments

Vintage Year
Market Value ($ Millions) Total
AAA AA A BBB BIG Market Value Book Value
2005 & Prior $98,213 $143,609          $31,187 $24,295 $40,753 $338,057 $332,894
2006 227,959 59,727 55,074 26,563 43,559 462,882 447,653
2007 214,510 18,700 122,945 108,047 77,718 541,920 558,241
2008 9,053 59,536 19,237 - 17,554 105,380 99,721
2009 1,709 13,684 9,515 - - 24,908 21,091
2010 28,872 53,480 20,727 - - 103,079 96,703
2011 20,002 12,079 7,594 - - 38,756
Total $650,318 $360,815 $266,279 $158,905 $179,584 $1,615,901 $1,595,059
Commercial Mortgage-backed Securities as of December 31, 2011
Note: Totals include directly held investments with amortized cost of $1,234.0 million and fair value of $1,242.2 million as well as investments in funds withheld with amortized cost of $361.1 million and fair value of $373.7 million.

Market Outlook 87 Investments

U.S. Outlook
Most likely:  “Slow Grow Out”
U.S. economy stronger than
Europe
Same as last year:
Fed still at 0%
Fed still trying to avert
Japan-like U.S. future
Apparently, will risk an
“Inflation Surprise”
Source:  Data Insight, Bianco Research L.L.C.

Investments

Eurozone Outlook
Most likely:  EMU to stay
(largely) intact
Back-and-forth politics and
“painsharing” enables this
outcome
Economic growth necessary to
avoid the more pessimistic
outcomes
Long-Term Refinancing
Operations (LTRO) is
European-style quantitative
easing
Source:  Data Insight, Bianco Research L.L.C.
1.5
3.0
4.5
6.0
7.5
Italy Spain German
Eurozone 10Y Sovereign Bond Yield (7/1/2010-2/14/2012)
France

Investments

Asset Class Outlook
Fed imposing “financial
repression” (negative real
rates) on the market
Real rates are negative at
least to 10-year risk-free rates
Spreads on credit asset
classes look attractive for the
“Slow Grow Out” view and
reasonable for other scenarios
Credit Asset Classes Spreads
Corporate +206 bps
Corporate – Non Financial +171 bps
CMBS – AAA +201 bps
CML +290-310 bps
Sources:  Barclays, Bloomberg
(01/31/2012 Levels)
0
200
400
600
800
1000
1200
1400
1600
Credit Spreads
0.50
1.00
1.50
2.00
2.50
3.00
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
Corporate Fundamentals
-

Investments

RGA Commercial Mortgage Lending
Market currently in early-mid recovery
Indicates best credit environment for RE lending
Market early in the recovery cycle
Little new construction
Space demand is increasing
Underwriting remains conservative
Valuations remain low
Attractive returns
Superior spreads
+290-310 to Treasuries
+100-120 to Corporates
Attractive relative value
LTV 65%
DSCR 1.3x
Excellent risk-adjusted returns
Outlook: Favorable market
conditions, but slow growth for next
3-5 years

Note: Includes Asset-Intensive Funds Withheld assets
Excludes Policy Loans & Other Funds Withheld assets
Government bonds includes U.S. Treasuries, foreign government, agencies, provincials and other government bonds
Other includes Cash, Short-term, Derivatives and Alternative assets
Asset Allocation 2012 Consolidated Projection
Investments
92
Asset Class
December 31, 2011
Book Value
($ Millions)
% of
Portfolio
Projected Net
Investment
December 31, 2012
Projected Ending
Book Value
% of
Portfolio
Government Bonds $6,008,528 29.1%          $389,000 $6,397,528 29.0%
Investment-grade Corporate
Bonds
(Public and Private Placement)
8,359,539 40.6% 725,000 9,084,539 41.2%
High-yield Corporate Bonds &
Bank Loans
649,064 3.1% 40,000 689,064 3.1%
Commercial Mortgage Loans 1,051,684 5.1% 250,000 1,301,684 5.9%
MBS & CMO 1,484,642 7.2% 62,000 1,546,642 7.0%
ABS 931,443 4.5% 139,000 1,070,443 4.9%
CMBS 1,542,493 7.5% (10,000) 1,532,493 7.0%
Other 586,795 2.8% (162,000) 424,795 1.9%
Total $20,614,187 100% $1,433,000 $22,047,187 100%

Financial Overview Jack B. Lay Senior Executive Vice President and Chief Financial Officer Reinsurance Group of America, Incorporated | Wednesday, March 14, 2012

Financial Overview 94 Thriving in challenging times I. Where We Have Been II. The RGA Investment Opportunity III. Capital Management IV. Where We Are Going Financial Overview

I. Where We Have Been 95 Financial Overview

($ Millions) Consolidated Net Premiums Financial Overview 96 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

($ Millions)
Operating Income*
*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
Financial Overview
97
-
100
200
300
400
500
600
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Operating Income per Share*
*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
.
Financial Overview
98
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Operating Return on Equity*
*Operating ROE is computed excluding other comprehensive income, using quarterly averages for equity amounts. Please refer to
“Reconciliations of Non-GAAP Measures” at the end of this presentation.
Financial Overview
99
10-Year
Average
13.0%
13.1%
12.9%
12.2%
11.1%
13.2%
14.0%
14.1%
13.1%
13.2%
12.6%
0%
2%
4%
6%
8%
10%
12%
14%
16%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Annualized Operating ROE* – Quarterly Performance
Financial Overview

5-Year
Average
13.4%
13.6%
13.7%
14.9%
13.9%
10.6%
15.9%
16.8%
13.3%
8.5%
16.0%
13.5%
14.3%
10.2%
13.0%
13.2%
16.0%
11.5%
12.2%
14.1%
12.7%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
*Operating ROE is computed excluding other comprehensive income, using quarterly averages for equity amounts.  Please refer to
“Reconciliations of Non-GAAP Measures” at the end of this presentation.

Book Value per Share*
10-Year Trend
*Book value excludes other comprehensive income. Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
Financial Overview
101
$20.43
$22.63
$27.73
$31.08
$34.06
$38.79
$42.93
$43.58
$48.89
$56.34
$61.53
$0
$10
$20
$30
$40
$50
$60
$70
4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11

II. The RGA Investment Opportunity 102 Financial Overview

The RGA Investment Opportunity
Business provides consistent
earnings
Strong return on equity
Comprehensive geographic reach
Build-out substantially complete; RGA has
operations in virtually all markets in which it
intends to operate
103
*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
13.1%
12.9%
12.2%
11.1%
13.2%
14.0%
14.1%
13.1%
13.2%
12.6%
10-Year
Average
13.0%
0%
2%
4%
6%
8%
10%
12%
14%
16%
Serve Clients in 70+ Countries from
25 Countries around the World
($ Millions)
-
100
200
300
400
500
600
Operating Income*
Operating Return on Equity*

The RGA Investment Opportunity
Business based on insurance risks
(mortality), less sensitive to capital
markets
Existing mortality portfolio produces
“locked-in” premium and earnings
flows for years
Stable investment portfolio, moderate
asset leverage
104
*Note:  Figures include results from the U.S., Canada, Asia Pacific and Europe & South Africa operating segments; exclude Corporate segment. Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
($ Millions) Pre-Tax Operating Income*
94% 95% 90% 88% 87%
$0
$100
$200
$300
$400
$500
$600
$700
$800
2006 2007 2008 2009 2010 2011
92%
Mortality / Morbidity Spread Fees

Attractive Opportunity
Financial Overview

2-year Average Book Value Multiple (ex AOCI): 0.96x 2-year Average P/E Ratio: 7.2x
10-year Average P/E Ratio: 9.2x*
10-year Average Book Value Multiple (ex AOCI): 1.2x*
* Source: Macquarie (USA) Research
$0
$10
$20
$30
$40
$50
$60
$70
RGA Stock Price Performance
Feb. 29, 2012
$57.67

III. Capital Management 106 Financial Overview

$2,382
$2,663
$3,165
$3,569
$4,133
$4,514
$307
$527
$519
$897
$898
$1,096
$557
$558
$558
$478
$478
$319
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
2006 2007 2008 2009 2010 2011
Hybrid Capital
Debt
Shareholder's Equity
Timberlake Notes/collateral finance facility not included in figures above.
($ Millions)
Total Capitalization Levels
Excluding Other Comprehensive Income
Debt to Total Capital
70%
50%
40%
30%
20%
10%
0%
60%
5.4%
18.5%
$5,509
$4,944
$5,929
$4,242
$3,748
$3,246
Hybrid to Total Capital
Financial Overview

Current Capital Structure
Financial Overview
*Excludes accumulated other comprehensive income. Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
Shareholders'
Equity
(ex-AOCI)*
Debt
Hybrid Capital
Excess Capital
8%
68%
19%
5%

Capital Management
Maximizing shareholder value
Current excess capital estimated at $500 million
Minimum target capital cushion - $300 million
Expect to generate ~ $200 million excess capital annually
Leverage
Debt is a flexible, yet permanent, component of the capital structure
On-going attention to efficient capital management
Financial Overview

Potential Deployment of Excess Capital Organic opportunities at target returns Block and M&A opportunities Shareholder dividend increases Other means of returning capital Financial Overview 110

2012 Excess Capital Guidance
Financial Overview
Target
Cushion
Target
Cushion
($ Millions)
$200
$400
$530
($275)
($55)
0
100
200
300
400
500
600
700
800
900
1,000
1,100
2011 Generated
Capital
Required
Capital
Shareholder
Dividends
2012
Projection
Excess Capital Roll Forward
$300
$300

IV. Where We Are Going 112 Financial Overview

*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
2012 Operating Earnings Guidance
Financial Overview
$7.28*
$6.99
$7.00
Midpoint
($0.29)
($0.55)
$0.71
($0.15)
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
2011 Favorable
Tax
Variances
2011
Normalized
DAC
Accounting
Change
Business
Growth
Low Interest
Rates
2012
Projection

*Please refer to “Reconciliations of Non-GAAP Measures” at the end of this presentation.
Financial Results and Projections
($ Millions)
Financial Overview
114
2012-2014 ROE expectations: 12-13%
4,346
4,909
5,349
5,725
6,660
7,336
7,810
8,440
9,110
-
100
200
300
400
500
600
700
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
2006 2007 2008 2009 2010 2011 2012 2013 2014
Net Premiums After-tax Operating Income*
Actual Projection

Where We Expect to Be in 5 Years
The premier life and health reinsurance company in the world
$15 billion in revenue
Significantly expanded market capitalization
Roughly symmetrical premium distribution between North
American and Other International operations
Considered to be among the most successful financial services companies in the world
Financial Overview

Thriving in Challenging Times RGA 2012 Investor Day Q&A Reinsurance Group of America, Incorporated | Wednesday, March 14, 2012

RGA 2012 Investor Day
Proven ability to thrive in challenging times
Key Messages
Thriving in Challenging Times
Principal focus on client relationships
Leading global presence
High levels of expertise and collaboration
Challenging environment that is creating opportunities

Appendix Reconciliation of Non-GAAP Measures Reinsurance Group of America, Incorporated | Wednesday, March 14, 2012

Financial Performance
Reconciliation of Pre-Tax Income to Pre-Tax Operating Income ($ in millions)

Appendix
U.S. TRADITIONAL OPERATIONS
2006 2007 2008 2009 2010 2011
GAAP Pre-Tax Income - Cont Ops 287.1 337.6 231.0 255.7 390.0 376.2
Realized Capital (Gains) / Losses 4.1 13.8 71.9 83.9 (24.8) (41.8)
Change in MV of Embedded Derivatives net of DAC offset - - - - - (2.4)
Pre-tax Operating Income 291.2 351.4 302.9 339.6 365.2 332.0
FINANCIAL REINSURANCE - US & INTERNATIONAL
2007 2008 2009 2010 2011
GAAP Pre-Tax Income - Cont Ops 20.0 $         20.0 $         32.0 $         37.0 $          48.0 $
Realized Capital (Gains) / Losses - 1.0 - - -
Pre-tax Operating Income 20.0 $         21.0 $         32.0 $         37.0 $          48.0 $
ASSET INTENSIVE - US & INTERNATIONAL
2007 2008 2009 2010 2011
GAAP Pre-Tax Income - Cont Ops (18.5) $        (171.8) $      42.3 $         143.0 $        37.0 $
Realized Capital (Gains) / Losses 5.0 5.1 6.4 (4.7) 1.8
GMxB Embedded Derivatives net of DAC offset 3.3 (5.2) 37.9 2.0 10.5
Change in value of modified coinsurance and funds withheld
embedded derivatives net of DAC offset 37.5 181.1 (33.1) (44.4) 11.7
Funds withheld capital gains/(losses) net of DAC offset - - - (26.7) (7.3)
EIA embedded derivatives net of DAC offset - 15.2 (2.7) 5.9 16.5
Pre-tax Operating Income 27.3 $         24.4 $         50.9 $         75.1 $          70.2 $
LONGEVITY - US & INTERNATIONAL
2008 2009 2010 2011
GAAP Pre-Tax Income - Cont Ops 0.1 $          7.6 $          15.6 $          25.7 $
Realized Capital (Gains) / Losses - - - (0.4)
Pre-tax Operating Income 0.1 $          7.6 $          15.6 $          25.3 $

Financial Performance
Reconciliation of Pre-Tax Income to Pre-Tax Operating Income ($ in millions)

Appendix
TOTAL US OPERATIONS SEGMENT
2006 2007 2008 2009 2010 2011
GAAP Pre-Tax Income - Cont Ops 322.3 327.9 66.1 308.7 539.4 436.7
Realized Capital (Gains) / Losses net of DAC Offset 11.3 13.0 62.5 71.1 (59.6) (84.0)
Change in MV of Embedded Derivatives net of DAC offset (2.8) 46.5 206.7 21.4 (30.7) 74.7
Pre-tax Operating Income 330.8 387.4 335.3 401.2 449.1 427.4
CANADA OPERATIONS
2006 2007 2008 2009 2010 2011
GAAP Pre-Tax Income - Cont Ops 45.8 81.5 102.2 106.3 122.4 166.6
Realized Capital (Gains) / Losses (5.2) (6.6) 5.0 (18.4) (8.7) (21.8)
Pre-tax Operating Income 40.6 74.9 107.2 87.9 113.7 144.8
EUROPE & SOUTH AFRICA OPERATIONS
2006 2007 2008 2009 2010 2011
GAAP Pre-Tax Income - Cont Ops 58.3 47.5 65.7 52.3 85.8 100.0
Realized Capital (Gains) / Losses 0.3 2.2 8.7 (1.2) (2.6) (6.0)
Pre-tax Operating Income 58.6 49.7 74.4 51.1 83.2 94.0
ASIA-PACIFIC OPERATIONS
2006 2007 2008 2009 2010 2011
GAAP Pre-Tax Income - Cont Ops 58.6 60.1 85.5 83.6 88.8 67.1
Realized Capital (Gains) / Losses 0.4 1.5 2.7 1.0 (5.0) (3.0)
Pre-tax Operating Income 59.0 61.6 88.2 84.6 83.8 64.1

Financial Performance
GAAP / Operating Income and EPS Reconciliations ($ in millions)

Appendix
RGA CONSOLIDATED
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
GAAP After-Tax Income - Cont Ops 128.4 178.3 245.3 235.6 293.3 308.3 187.8 407.1 574.4 599.6
Realized Capital (Gains) / Losses net of DAC Offset 10.0 (3.7) (21.9) (9.8) 1.7 15.0 77.0 42.6 (50.4) (175.9)
Change in MV of Embedded Derivatives net of DAC offset - (8.4) 1.3 (0.3) (1.8) 30.2 134.4 13.9 (20.0) 155.2
Less Goodwill Write-off 0.8 - - - - - - - - -
Gain on Debt Repurchase - - - - - - - (25.3) - (42.6)
Loss on Retirement of PIERS - - - - - - - - - 2.9
After-tax Operating Income
139.2 166.2 224.6 225.5 293.2 353.5 399.2 438.3 504.0 539.2
CONSOLIDATED EPS RECONCILIATION
Per Diluted Share Basis
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
GAAP Net Income 2.47 $         3.36 $         3.52 $         3.52 $         4.57 $        4.57 $         2.71 $         5.55 $         7.69 $          8.09 $
Realized Capital (Gains) / Losses 0.21 (0.09) (0.34) (0.15) 0.03 0.32 1.18 0.58 (0.67) (0.93)
Change in MV of Embedded Derivatives - (0.16) 0.02 (0.01) (0.03) 0.38 2.06 0.19 (0.27) 0.66
Loss from Discontinued Operations 0.11 0.11 0.37 0.18 0.08 0.23 0.17 - - -
Less Goodwill Write-off
Gain on Debt Repurchase - - - - - - - (0.34) - (0.58)
Loss on Retirement of PIERS - - - - - - - - - 0.04
Operating EPS from Cont. Operations
2.79 $         3.22 $         3.57 $         3.54 $         4.65 $        5.50 $         6.12 $         5.98 $         6.75 $          7.28 $

Financial Performance
Stockholders’ Equity Reconciliation ($ in millions)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
GAAP Stockholders' Equity $1,222.5 $1,947.7 $2,279.0 $2,527.5 $2,815.4 $3,189.8 $2,616.8 $3,867.9 $5,040.6 6,137.1 $
FAS 115 Equity Adjustment 102.8           170.6           244.7           361.8           335.6 313.2 (553.4) 104.4 651.4 1,419.3
Foreign Currency Adjustment 0.7              53.6            93.7            85.1            109.1 222.0 19.8 210.9 270.5 234.7
Unrealized Pension -              -              -              -              (11.3) (8.4) (14.7) (16.1) (14.5) (31.0)
Equity Excluding OCI 1,119.0 $     1,723.5 $     1,940.6 $     2,080.6 $     2,382.0 $     2,663.0 $     3,165.1 $     3,568.7 $     4,133.2 $      4,514.1 $
GAAP Stockholders' Average Equity 1,098.0 $     1,460.8 $     2,071.7 $     2,423.4 $     2,613.8 $     2,965.8 $     2,906.8 $     3,166.0 $     4,502.9 $      5,437.6 $
FAS 115 Average Equity Adjustment 30.8            148.5           180.0           310.5           287.9          282.2           (76.8)           (266.3)          462.4            914.6
Foreign Currency Adjustment 6.5              26.9            54.6            84.1            102.3          174.9           161.0           103.8           227.1            262.6
Unrealized Pension -              -              -              -              (2.3)             (10.9)           (9.4)             (14.6)           (15.7)            (17.3)
Average Equity Excluding OCI 1,060.7 $     1,285.4 $     1,837.0 $     2,028.8 $     2,225.9 $     2,519.6 $     2,832.0 $     3,343.1 $     3,829.1 $      4,277.7 $
Operating ROE - GAAP Stockholders' Equity 13% 11% 11% 9% 11% 12% 14% 14% 11% 10%
Operating ROE - Excluding OCI 13% 13% 12% 11% 13% 14% 14% 13% 13% 13%
Book Value per Share
Reconciliation
2011 2010 2009 2008 2007 2006 2005 2004 2003 2002 2001
Book value per share 83.65 $    68.71 $    52.99 $    36.03 $    51.42 $    45.85 $    41.38 $    36.50 $    31.33 $    24.72 $    20.30 $
Less: effect of FAS 115 19.35      8.88        1.43        (7.62)       5.04        5.46        5.92        3.92        2.74        2.08        (0.01)
Less: effect of CTA 3.20        3.69        2.89        0.27        3.58        1.78        1.40        1.50        0.86        0.01        (0.12)
Less: effect of Pension Benefit (0.43)       (0.20)       (0.22)       (0.20)       (0.13)       (0.18)       -          -          -          -          -
Book value per share excluding OCI 61.53 $    56.34 $    48.89 $    43.58 $    42.93 $    38.79 $    34.06 $    31.08 $    27.73 $    22.63 $    20.43 $

Appendix

Financial Performance

Appendix
RGA CONSOLIDATED
12/31/2011 9/30/2011 6/30/2011 3/31/2011 12/31/2010 9/30/2010 6/30/2010 3/31/2010 12/31/2009 9/30/2009 6/30/2009 3/31/2009
GAAP After-Tax Income - Cont Ops 158.5 $    147.4 $    132.9 $    160.8 $    196.7 $    128.2 $    127.0 $    122.4 $    112.4 $    118.2 $    153.2 $    23.3 $
Realized Capital (Gains) / Losses net of DAC Offset (4.9) (144.8) (26.4) 0.2 59.3 (25.0) (85.0) - 41.3 13.2 96.1 44.1
Change in MV of Embedded Derivatives net of DAC offset (6.6) 182.1 21.5 (41.8) (94.6) 24.5 79.9 (29.4) (27.9) (16.8) (93.4) (0.1)
Gain on Debt Repurchase (6.3) (33.1) - (3.2) - - - - - - (25.3) -
Loss on Retirement of PIERS - - - 2.9 - - - - - - - -
After-tax Operating Income 140.7 $    151.6 $    128.0 $    118.9 $    161.4 $    127.7 $    121.9 $    93.0 $      125.8 $    114.6 $    130.6 $    67.3 $
12/31/2008 9/30/2008 6/30/2008 3/31/2008 12/31/2007 9/30/2007 6/30/2007 3/31/2007
GAAP After-Tax Income - Cont Ops 15.2 $      25.3 $      110.8 $    36.6 $      71.5 $      80.8 $      79.0 $     76.9 $
Realized Capital (Gains) / Losses net of DAC Offset (95.3) 65.0 1.2 0.6 3.3 5.4 4.7 5.7
Change in MV of Embedded Derivatives net of DAC offset 180.1 28.3 (2.3) 33.7 16.4 9.4 0.9 (0.5)
Gain on Debt Repurchase - - - - - - - -
Loss on Retirement of PIERS - - - - - - - -
After-tax Operating Income 100.0 $    118.6 $    109.7 $    70.9 $      91.2 $      95.6 $      84.6 $     82.1 $